                                                                      Exhibit 99

                        Form 4/A Joint Filer Information

Name:                                    Matthew L. Feshbach

Address:                                 2401 West Bay Drive, Suite 124
                                         Largo, Florida 33770

Designated Filer:                        MLF Investments, LLC

Issuer & Ticker Symbol:                  Midas, Inc. (MDS)

Statement for Month/Day/Year:            10/16/03

Date Original Filed:                     10/17/03

Name:                                    MLF Partners, L.P.

Address:                                 2401 West Bay Drive, Suite 124
                                         Largo, Florida 33770

Designated Filer:                        MLF Investments, LLC

Issuer & Ticker Symbol:                  Midas, Inc. (MDS)

Statement for Month/Day/Year:            10/16/03

Date Original Filed:                     10/17/03

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